UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2017 (March 6, 2017)
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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35543	27-0298092
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
385 East Colorado Boulevard
Pasadena, California 91101
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(626) 844-9400

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 6, 2017, Western Asset Mortgage Capital Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Western Asset Management Company and JMP Securities LLC, as placement agent (the “Placement Agent”). Under the terms of the Agreement, the Company may offer and sell up to $100,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share (“Common Stock”), from time to time to or through the Placement Agent, acting as agent and/or principal.
Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the New York Stock Exchange or on any other existing trading market for the Company’s Common Stock. Under the Agreement, the Placement Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. The compensation payable to the Placement Agent for sales of Shares pursuant to the Agreement will be up to 2.0% of the gross sales price for any Shares sold through it as placement agent under the Agreement.
Shares sold under the Agreement, if any, will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-194775) (the “Registration Statement”), including the prospectus, dated March 24, 2014, and the prospectus supplement, dated March 7, 2017, as the same may be amended or supplemented.
The offering of Shares pursuant to the Agreement will terminate upon the earlier of (1) the sale of all the Shares subject to the Agreement or (2) the termination of the Agreement by the Placement Agent or the Company upon 1 day's notice.
On March 7, 2017, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale from time to time to or through the Placement Agent of up to $100,000,000 aggregate offering price of the Shares pursuant to the Agreement. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
(d)    Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated March 6, 2017, among Western Asset Mortgage Capital Corporation, Western Asset Management Company and JMP Securities LLC
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
By:	/s/ Adam C. E. Wright
Adam C. E. Wright
Assistant Secretary

Date: March 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated March 6, 2017, among Western Asset Mortgage Capital Corporation, Western Asset Management Company and JMP Securities LLC
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)

4